UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 21, 2015

ViewRay, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-193498	42-1777485
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Thermo Fisher Way Oakwood Village, Ohio 44146	44146
(Address of principal executive offices)	(Zip Code)

(440) 703-3210

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Effective as of July 21, 2015, we changed our domicile from the State of Nevada to the State of Delaware pursuant to a plan of conversion, dated July 21, 2015 (the “Plan of Conversion”). The Plan of Conversion was duly approved by written consent of majority of the stockholders of the Company on July 21, 2015. The Plan of Conversion had previously been approved by the sole director of the Company as of the same date.

The Conversion was accomplished by the filing of (a) a Certificate of Incorporation with the Secretary of State of the State of Delaware, (b) a Certificate of Conversion with the Secretary of State of the State of Delaware, and (c) Articles of Conversion with the Secretary of State of the State of Nevada.

Pursuant to the Plan of Conversion, upon the effectiveness of the Conversion:

•	the affairs of the Company ceased to be governed by the Nevada Revised Statutes, the Company’s existing Articles of Incorporation, and the Company’s existing Nevada Bylaws, and the affairs of the Company became subject to the General Corporation Law of the State of Delaware, or the DGCL, the Delaware Certificate of Incorporation and Delaware Bylaws the Company adopted pursuant to the Plan of Conversion;

•	each outstanding share of the Nevada corporation’s common stock converted into one share of the Delaware corporation’s Common Stock on a one-for-one exchange;

•	the Company increased its authorized capital to 310,000,000 shares consisting of 300,000 shares of Common Stock, and 10,000,000 shares of “blank check” preferred stock, par value $0.01 per share; and

•	the sole director and officer of the Nevada corporation continued to hold her position with the Delaware corporation until the Closing of the Merger.

Effective as of July 23, 2015, immediately prior to the Merger, our Amended and Restated Certificate of Incorporation and our Amended and Restated Delaware Bylaws became effective. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws were previously approved by the sole director of the Company and by written consent of majority of the stockholders of the Company on July 23, 2015. Although the Delaware Amended and Restated Certificate of Incorporation and the Delaware Amended and Restated Bylaws contain some similar provisions to the Company’s prior Nevada Articles of Incorporation and the Nevada bylaws, they also include certain different provisions. The following discussion briefly summarizes the significant differences between the Nevada Revised Statutes, the Articles of Incorporation, and the Nevada Bylaws, and the DGCL, the Delaware Amended and Restated Certificate of Incorporation and the Delaware Amended and Restated Bylaws.

COMPARISON OF STOCKHOLDER RIGHTS

Authorized Capital Stock
The authorized capital stock of the Company immediately prior to the Conversion consisted of 75,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock.	The authorized capital stock of the Company immediately following the Conversion consists of 300,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.

Amendment of Certificate/Articles of Incorporation
Section 78.390 of the NRS provides that an amendment of the articles of incorporation requires the affirmative vote of the majority of the outstanding stock entitled to vote.	Although Section 242 of the DGCL provides that an amendment of the certificate of incorporation requires the affirmative vote of the majority of the outstanding stock entitled to vote, our Delaware Amended and Restated Certificate requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the voting stock, voting together as a single class for amendment of certain provisions of our Amended and Restated Certificate of Incorporation.

Number of Directors
The Nevada Bylaws provided that the number of directors provided, such number may be changed by the shareholders so long as the number of directors shall not be less than one or more than nine. The number of directors of the Company immediately prior the Conversion was one.	The Amended and Restated Certificate of Incorporation and the Amended and Restated Delaware Bylaws provide that the authorized number of directors which shall constitute the whole board of directors shall be determined from time to time by resolution of the board of directors, but shall not be less than one. It also provides that directors shall be divided into three classes and that the directors in each class will serve for a three-year term, one class being elected each year by our stockholders, with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. The current number of directors of the Company is seven.

Election of Directors, Vacancies
The Nevada Bylaws provided that each of the directors of the Company would hold office until the next annual meeting of shareholders and until that director’s successor was elected and qualified or until resignation or removal. Vacancies resulting from the resignation or removal of a director and newly created directorships resulting from any increase in the authorized number of directors shall be elected by shareholders.	The Amended and Restated Delaware Bylaws provide that each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Removal of Directors
The Nevada Bylaws provided that any director or the entire board of directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors at a meeting of shareholders called expressly for that purpose.	The Amended and Restated Delaware Bylaws provide that, except as otherwise provided by the DGCL, the board of directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of voting stock of the Company entitled to vote at an election of directors. It also provides that no reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

Special Meetings of the Board of Directors
The Nevada Bylaws provided that special meetings of the board of directors may be called by the President or Secretary with seven (7) day notice to each director, either personally, by mail, by telegram, or by telephone; special meetings shall be called in like manner and on like notice by the President or Secretary on the written request of two (2) directors and shall in such case be held at the time requested by those directors, o if the President or Secretary fails to call the special meeting as requested, then the meeting may be called by the two requesting directors ad shall be held at the time designated by those directors in the notice. Meeting of the board of directors may be held by telephone conference call.	The Delaware Amended and Restated Bylaws provide that special meetings of the board of directors may be called by the board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors. Notice stating the place (except if the meeting to be held at the principal executive office of the Company), date and hour of the meeting shall be given to each director personally by hand, by courier or by telephone, by facsimile, by electronic mail, or by U.S. mail. If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director.

Notice of Stockholders Annual Meeting

The Nevada Bylaws provided that the annual meeting of the stockholders of the Company to be held on a date designated by the board of directors or if that day shall be a legal holiday, then on the next succeeding business day, or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting. At the annual meeting, shareholders shall elect the directors and transact such other business as may properly be brought before the meeting.

A written notice stating the place, day, and hour of the meeting was required to be delivered to each stockholder of record entitled to vote at such meeting, not less than ten (10) nor more than sixty (60) days prior to the meeting, either personally or by mail.

The Amended and Restated Delaware Bylaws provide that annual meetings of the stockholders shall be held on such date, at such time and at such place, either within or without the State of Delaware, as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

A written notice of the annual meeting stating the place (if any), date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given as permitted by law to each stockholder entitled to vote at the annual meeting not less than ten (10) nor more than sixty (60) days before the date of the annual meetings.

Special Meetings of Stockholders

The Nevada Bylaws allowed special meetings of shareholders, other than those regulated by statute, to be called by the President or Secretary at the request in writing of a majority of the board of directors, or at the request in writing of the holders of 50% or more of the outstanding shares entitled to vote at such special meeting. In the event that the President or Secretary fails to call a meeting pursuant to such a request, a special meeting may be held on the written call of the shareholders owning a majority of the entire capital stock of the Corporation issued, outstanding, and entitled to vote.

Written notice of such meeting stating the place, the date and hour of the meeting, the purpose or purposes for which it is called, and the name of the person by whom or at whose direction the meeting is called was required to be given. The written notice was required to be given not less than ten (10) or more than sixty (60) days before the date of the meeting, either personally or by mail to each shareholder of record entitled to vote at such meeting.

The Delaware Amended and Restated Certificate and the Amended and Restated Bylaws provide that special meetings of the stockholders may be called only by the secretary of the Company at the direction of the board of directors.

The Delaware Amended and Restated Bylaws established advance notice procedures with respect to stockholder proposals and nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors or a committee of the board of directors.

Notice of a special meeting stating the place, date and hour of the meeting and the purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Only such business as is specified in the notice of special meeting shall come before such meeting.

Action Without Meeting

The Nevada Bylaws provided that, unless otherwise restricted by the Articles of Incorporation or Bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

The Nevada Bylaws provided also that any action required or permitted to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote with respect to the subject matter of the action unless a greater percentage is required by law in which case such greater percentage shall be required.

The Delaware Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, subject to the rights of the holders of the shares of any series of preferred stock or any other class of stock or series thereof having a preference over the common stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

Limitations on Director Liability

Pursuant to Section 78.138 of the NRS, a director is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director, except:

•    for an act or a failure to act that constitutes a breach of the director’s fiduciary duties as a director and the breach of those duties involved intentional misconduct, fraud or a knowing violation of law; or

•    as otherwise provided in Sections 35.230, 90.660, 91.250, 452.200, 452.270, 668.045 and 694A.030 of the NRS.

The Delaware Amended and Restated Certificate of Incorporation contains provisions that limit personal liability of directors of the Company or its stockholders for monetary damages for breach of fiduciary duty as a director to the maximum extent permitted by the DGCL (as the same exists or as may hereafter be amended).

Indemnification

The Nevada Bylaws provided that no officer or director would be held personally liable for any obligations of the Company or for any duties or obligations arising out of any acts or conduct of said officer or director performed for or on behalf of the Company.

Under the provisions of the NRS, each person and their heirs and administrators who served at any time as a director or officer of the Corporation may be indemnified from and against any and all claims, judgments and liabilities to which such persons may have become subject by reason of their having heretofore or hereafter been a director or officer of a Nevada corporation, or by reason of any action alleged to have taken or omitted to have been taken by him as such director or officer shall be indemnified and hold harmless by a Nevada corporation, and shall be reimbursed by a Nevada corporation for all legal and other expenses reasonably incurred by him in connection with any such claim or liability; provided, however, that no such persons shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his (or her) own negligence or willful misconduct.

The Delaware Amended and Restated Certificate of Incorporation and the Amended and Restated Delaware Bylaws provide for indemnification by the Company of directors and officers of the Company, in each case to the fullest extent permitted by Delaware law. The Delaware Amended and Restated Bylaws also provide that the Company is obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his, her or its actions in that capacity regardless of whether we would otherwise be permitted to indemnify him, her or it under Delaware law.

Anti-Takeover Provisions

Section 78.411 et seq. of the NRS generally provides that a Nevada corporation which has not “opted out” of coverage by this section in the prescribed manner may not engage in any “combination” with an “interested stockholder” for a period of two years following the date that the stockholder became an “interested stockholder” unless prior to that time the Board of Directors of the corporation approved either the “combination” or the transaction which resulted in the stockholder becoming an “interested stockholder.”

After expiration of the two-year period, a Nevada corporation may engage in a “combination” with an “interested stockholder” only if:

•    it is permitted by the articles of incorporation and certain voting requirements specified in Section 78.439 of the NRS are met; or

•    the “combination” meets certain fair price criteria specified in Sections 78.441 to 78.444 of the NRS.

The above provisions do not apply to any “combination” of a Nevada corporation:

•    which does not, as of the date that a person first becomes an “interested stockholder,” have a class of voting shares registered with the SEC under Section 12 of the Securities Exchange Act of 1934, unless the articles of incorporation provide otherwise; or

•    whose articles of incorporation were amended to provide that the corporation is subject to the above provisions and which did not have a class of voting shares registered with the SEC under Section 12 of the Securities Exchange Act of 1934 on the effective date of such amendment, if the “combination” is with an “interested stockholder” whose date of acquiring shares is before the effective date of such amendment.

An “interested stockholder” generally means any person that:

•    is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation; or

•    is an affiliate or associate of the corporation and at any time within three years immediately before the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding shares of the corporation.

Section 203 of the DGCL generally provides that a Delaware corporation which has not “opted out” of coverage by this section in the prescribed manner may not engage in any “business combination” with an “interested stockholder” for a period of three years following the date that the stockholder became an “interested stockholder” unless:

•    prior to that time the board of directors of the corporation approved either the “business combination” or the transaction which resulted in the stockholder becoming an “interested stockholder;”

•    upon consummation of the transaction which resulted in the stockholder becoming an “interested stockholder,” the “interested stockholder” owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the “interested stockholder”) those shares owned by persons who are directors and also officers and shares owned by employee stock ownership plans in which employee participants do not have the right to determine confidentially whether the shares held subject to the plan will be tendered in a tender offer or exchange offer; or

•    at or subsequent to that time, the “business combination” is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the “interested stockholder.”

The three-year prohibition on “business combinations” with an “interested stockholder” does not apply under certain circumstances, including “business combinations” with a corporation which does not have a class of voting stock that is:

•    listed on a national security exchange;

•    held of record by more than 2,000 stockholders,

unless in each case this result was directly or indirectly caused by the “interested stockholder” or from a transaction in which a person became an “interested stockholder.”

The term “combination” is broadly defined to include a variety of transactions, including mergers, consolidations, sales or other dispositions of 5% or more of a corporation’s assets and various other transactions which may benefit an “interested stockholder.”

There were no exemptions in the Articles of Incorporation of the Company prior to Conversion.

An “interested stockholder” generally means any person that:

•    is the owner of 15% or more of the outstanding voting stock of the corporation; or

•    is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an “interested stockholder,” and the affiliates and associates of such a person.

The term “business combination” is broadly defined to include a wide variety of transactions, including mergers, consolidations, sales or other dispositions of 10% or more of a corporation’s assets and various other transactions which may benefit an “interested stockholder.”

The Amended and Restated Delaware Certificate of incorporation does not exempt the Company from these restrictions

Appraisal or Dissenters’ Rights

Sections 92A.300 to 92A.500 of the NRS provide that stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things:

•    listed on a national securities exchange; or

•    traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares, unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.

Section 262 of the DGCL provides that stockholders have the right, in some circumstances, to dissent from certain corporate action and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either:

•    listed on a national securities exchange;

•    included in the national market system by the National Association of Securities Dealers, Inc.; or

•    held by more than 2,000 stockholders of record; unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

Only stockholders of record are entitled to dissenters’ rights.

The Conversion did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Conversion. The Conversion did not result in any change in headquarters, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Conversion), accounting practices, or control of the Company.

The foregoing descriptions of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws, Delaware Amended and Restated Certificate of Incorporation and our Delaware Amended and Restated Delaware Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed as exhibits hereto and incorporated herein by reference.

In connection with the Conversion, the Company also adopted a new form of Common Stock certificate, a copy of which is filed hereto and incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The information regarding amendments to the Company’s certificate of incorporation and bylaws in connection with the Merger set forth in Item 3.03 “Material Modification to Rights of Security Holders” is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

3.1(a)	Certificate of Incorporation of ViewRay, Inc., filed July 21, 2015.

3.1(b)	Amended and Restated Certificate of Incorporation of ViewRay, Inc., filed July 23, 2015.

3.2	Certificate of Conversion of ViewRay Inc. from non-Delaware to Delaware corporation, filed July 21, 2015.

3.3	Articles of Conversion of ViewRay Inc. from Nevada corporation to foreign corporation, filed July 21, 2015.

3.4(a)	Bylaws of ViewRay, Inc.

3.4(b)	Amended and Restated Bylaws of ViewRay, Inc., effective as of July 23, 2015.

4.1	Form of Common Stock Certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViewRay, Inc.

Date: July 27, 2015	By:	/s/ Chris A. Raanes
	Name:	Chris A. Raanes
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1(a)	Certificate of Incorporation of ViewRay, Inc., filed July 21, 2015.

3.1(b)	Amended and Restated Certificate of Incorporation of ViewRay, Inc., filed July 23, 2015.

3.2	Certificate of Conversion of ViewRay Inc. from non-Delaware to Delaware corporation, filed July 21, 2015.

3.3	Articles of Conversion of ViewRay Inc. from Nevada corporation to foreign corporation, filed July 21, 2015.

3.4(a)	Bylaws of ViewRay, Inc.

3.4(b)	Amended and Restated Bylaws of ViewRay, Inc., effective as of July 23, 2015.

4.1	Form of Common Stock Certificate.